UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) October 29, 2013

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On October 29, 2013, Arthur J. Gallagher & Co. issued a press release setting forth the company’s financial results for the quarter ended September 30, 2013. A copy of the company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release, dated October 29, 2013, issued by Arthur J. Gallagher & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: October 29, 2013	By:	/s/ Douglas K. Howell
Douglas K. Howell Vice President and Chief Financial Officer

Arthur J. Gallagher & Co.

Current Report On Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 29, 2013, issued by Arthur J. Gallagher & Co.